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                                                                   Exhibit 20.1



                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-7




Section 7.3 Indenture                  Distribution Date:             8/16/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        840,000.00
            Class B Note Interest Requirement                         84,466.67
            Class C Note Interest Requirement                        157,800.00
                      Total                                        1,082,266.67

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.33333
            Class B Note Interest Requirement                           1.60889
            Class C Note Interest Requirement                           2.33778

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          630,000,000
            Class B Note Principal Balance                           52,500,000
            Class C Note Principal Balance                           67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)    Required Owner Trust Spread Account Amount                  7,500,000.00



                                              By:
                                                --------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President